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                             SECURITIES AND EXCHANGE
                                   COMMISSION



                             WASHINGTON, D.C. 20549
                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): December 29, 2000


                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)



                    DELAWARE                             1-10218                       13-3489233

(State or other jurisdiction of incorporation)   (Commission File Number)   (IRS Employer Identification No.)


                               5755 NEW KING COURT
                              TROY, MICHIGAN 48098
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (248) 824-2500



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ITEM 8.         CHANGE IN FISCAL YEAR

        By resolutions of the Executive Committee of the Board of Directors of Company adopted December 29, 2000, the Company's fiscal accounting year end has been changed from the last Saturday in December to the last day in December. As a result of this action, the Company's 2000 fiscal year, which began on Sunday, December 26, 1999, will end on Sunday, December 31, 2000, instead of Saturday, December 30, 2000. This change will be reflected in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.








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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COLLINS & AIKMAN CORPORATION
                                                (Registrant)



Date:   January 9, 2001                         By: /s/ Rajesh K. Shah
                                                    ----------------------------
                                                    Rajesh K. Shah
                                                    Executive Vice President
                                                    & Chief Financial Officer



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